UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section  13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 12, 2008

BARNWELL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5103 (Commission File Number)	72-0496921 (IRS Employer Identification No.)

1100 Alakea Street, Suite 2900

Honolulu, Hawaii 96813

(Address of Principal Executive Offices) (Zip Code)

(808)  531-8400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 12, 2008, Barnwell Industries, Inc. issued a press release announcing its financial results for the first quarter ended December 31, 2007. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated February 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2008

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
Name: Russell M. Gifford
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 12, 2008